Exhibit 10.10

SUBSCRIPTION AGREEMENT

in connection with

Heritage Distilling Holding Company, Inc.

500,000

COMMON STOCK PURCHASE WARRANTS

   , 2024

INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

NAME OF SUBSCRIBER:

SECURITIES OFFERED: Up to 500,000 Common Stock Purchase Warrants (each, a “Common Warrant”) of Heritage Distilling Holding Company, Inc., a Delaware corporation (the “Company”), each to purchase one share of Common Stock, par value $0.0001 per share, of the Company for a purchase price of $0.01 per share, subject to adjustment.

To:	Heritage Distilling Holding Company, Inc.

9668 Bujacich Road

Gig Harbor, Washington 98332

Attention: Justin Stiefel

   Chief Executive Officer

IMPORTANT INSTRUCTIONS FOR COMPLETION:

1.	COMPLETE YOUR NAME ABOVE; and

2.	PROVIDE THE NUMBER OF COMMON WARRANTS TO BE PURCHASED AND ALL INFORMATION REQUESTED ON PAGES 13 AND 14, AND COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED AS ANNEX A; and

3.	SIGN THE AGREEMENT IN THE APPROPRIATE PLACE ON PAGE 13 AND IN THE APPROPRIATE PLACES ON PAGE A-4 OF ANNEX A; and

4.	WIRE TRANSFER PAYMENT PURSUANT TO PARAGRAPH 7 BELOW; and

5.	EMAIL A COPY OF YOUR PHOTO IDENTIFICATION (FOR EXAMPLE, IN THE CASE OF AN INDIVIDUAL, AN UNEXPIRED GOVERNMENT ISSUED IDENTIFICATION EVIDENCING NATIONALITY OR RESIDENCE AND BEARING A PHOTOGRAPH OR SIMILAR SAFEGUARD OR, IN THE CASE OF A CORPORATION OR OTHER ENTITY, CORPORATE OR OTHER ORGANIZATIONAL DOCUMENTS AND EVIDENCE THAT THE PERSON SIGNING HAS FULL AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT ON BEHALF OF THE ENTITY) TO ZANNE.RHYDER@HERITAGEDISTILLING.COM; and

6.	PLEASE EXECUTE THIS SUBSCRIPTION AGREEMENT VIA DOCUSIGN OR DELIVER THE ORIGINAL SUBSCRIPTION AGREEMENT TO THE FOLLOWING ADDRESS:

Heritage Distilling Holding Company, Inc.

9668 Bujacich Road

Gig Harbor, Washington 98332

Attention: Justin Stiefel

   Chief Executive Officer

E-Mail: justin@heritagedistilling.com

i

7.	WIRE TRANSFER PAYMENT TO THE COMPANY AS FOLLOWS:

Domestic Wire Instructions

Receiving Bank:	InBank
Receiving Bank Address:	6380 S. Fiddlers Green Cir, Suite 108A, Greenwood Village, CO 80111

Routing Number:	102200245

Beneficiary Name:	Heritage Distilling Holding Company, Inc.
Beneficiary Address:	920 W. Combs Rd. #123, Queen Creek AZ 85140
Beneficiary Account:	TBD

International Wire Instructions ($USD)

Receiving Bank:	Bankers Bank of the West
Bank Address:	1099 18th Street, Suite 2700, Denver, CO 80202
Swift Code:	INSTUS5D
Routing Number:	102003743

Beneficiary Name:	Heritage Distilling Holding Company, Inc. – Acct #
Address:
Beneficiary Account:

ACH Instructions

Receiving Bank:	InBank
Routing Number:	102200245
Account Name:	Heritage Distilling Holding Company, Inc.
Account Number:	TBD
Account Type:	Checking

ii

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is executed by the undersigned (the “Subscriber”) in connection with the offering (the “Offering”) by Heritage Distilling Holding Company, Inc., a Delaware corporation (the “Company”), of up to 500,000 Common Stock Purchase Warrants of the Company (each, a “Common Warrant”), plus an additional 75,000 Common Warrants to cover over-subscriptions, if any], at a purchase price of $[ ] per Common Warrant. The form and terms of the Common Warrants are set in Addendum A attached hereto.

SECTION 1

1.1	Subscription. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of Common Warrants indicated on Page 9 hereof, on the terms and conditions described herein.

1.2	Purchase. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company for the purchase of the Common Warrants shall be $[ ] per Common Warrant.

1.3	Payment for Purchase. PAYMENT FOR THE COMMON WARRANTS SHALL BE BY WIRE TRANSFER to a non-interest bearing escrow account in the Company's name at [____] pending a closing pursuant to the instructions below. Please execute this Agreement using DocuSign or an original executed copy of this Agreement should be mailed to the Company at 9668 Bujacich Road, Gig Harbor, Washington 98332 Attention: Justin Stiefel, or emailed to the Company at justin@heritagedistilling.com.

Wire transfer payment shall be made as follows:

Domestic Wire Instructions

Receiving Bank:	InBank
Receiving Bank Address:	6380 S. Fiddlers Green Cir, Suite 108A, Greenwood Village, CO 80111

Routing Number:	102200245

Beneficiary Name:	Heritage Distilling Holding Company, Inc.
Beneficiary Address:	920 W. Combs Rd. #123, Queen Creek AZ 85140
Beneficiary Account:	TBD

Incoming International Wire Instructions ($USD)

Receiving Bank:	Bankers Bank of the West
Bank Address:	1099 18th Street, Suite 2700, Denver, CO 80202
Swift Code:	INSTUS5D
Routing Number:	102003743

Beneficiary Name:	Heritage Distilling Holding Company, Inc. – Acct #
Address:
Beneficiary Account:

ACH Instructions

Receiving Bank:	InBank
Routing Number:	102200245
Account Name:	Heritage Distilling Holding Company, Inc.
Account Number:	TBD
Account Type:	Checking

SECTION 2

2. Acceptance or Rejection.

(a)	The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Common Warrants in whole or in part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

(b)	In the event of rejection of this subscription, or in the event the sale of the Common Warrants is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company by the Subscriber in exchange for the Securities.

SECTION 3

3.	Subscriber Representations and Warranties. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)	The Subscriber is acquiring the Securities for the Subscriber’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Common Warrants. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Warrants.

(b)	The Subscriber acknowledges the Subscriber’s understanding that the offering and sale of the Common Warrants is intended to be exempt from registration under the Securities Act by virtue of Section 3(b) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to and agrees with the Company and its affiliates as follows:

(i)	The Subscriber realizes that the basis for the Regulation D exemption may not be present, if, notwithstanding such representations, the Subscriber has in mind merely acquiring any of the Common Warrants for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intentions;

(ii)	The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for the Subscriber’s current needs and personal contingencies and has no need for liquidity with respect to the Subscriber’s investment in the Company; and

(iii)	The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Common Warrants.

(c)	The Subscriber represents and warrants to the Company as follows:

(i)	The Subscriber is 21 years of age or over; if a corporation, trust, company, partnership, unincorporated association or other entity, such Subscriber is authorized, empowered, and qualified to execute and deliver this Agreement and other transaction documents to which such Subscriber is a party and to purchase and hold the Common Warrants pursuant hereto; and

(ii)	The Subscriber understands that the net proceeds to the Company from the sale of the Common Warrants, together with the net proceeds form the Company’s initial public offering of Common Stock (the “Initial Public Offering”), will be used for the purposes set forth prospectus relating to the Initial Public Offering; and

(iii)	The Subscriber has been given the opportunity for a reasonable time prior to the date hereof to (a) review the risk factors relating to the Company and its business set forth in prospectus relating to the Initial Public Offering, and (b) to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Subscriber to evaluate the merits and risks of purchase of the Common Warrants to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(iv)	The Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Common Warrants; and

(v)	The Subscriber has determined that the Common Warrants and the shares of Common Stock issuable upon exercise of the Common Warrants are a suitable investment for the Subscriber and that at this time the Subscriber can bear a complete loss of the Subscriber’s investment; and

(vi)	The Subscriber is not relying on the Company or its affiliates with respect to economic considerations involved in this investment; and

(vii)	The Subscriber realizes that it may not be able to resell readily any of the Common Warrants purchased hereunder, or the shares of Common Stock issuable upon exercise of the Common Warrants, because (A) there may only be a limited market, if any exists, for any of the Common Warrants and (B) none of the Common Warrants purchased hereunder, or the shares of Common Stock issuable upon exercise of the Common Warrants, has been registered under Securities Act of the “blue sky” laws of any state; and

(viii)	The Subscriber understands that the Company has the absolute right to refuse to consent to the transfer or assignment of the Common Warrants, or the shares of Common Stock issuable upon exercise of the Common Warrants, if such transfer or assignment does not comply with applicable state and federal securities laws; and

(ix)	No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company in this Agreement; and

(x)	Any information which the Subscriber has heretofore furnished to the Company with respect to the Subscriber’s financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information the Subscriber will immediately furnish such revised or corrected information to the Company; and

(xi)	The foregoing representations, warranties and agreements shall survive the sale of the Common Warrants and acceptance by the Company of the Subscriber’s subscription.

(d)	The Subscriber hereby represents that none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”) is applicable to the Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Subscriber hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Subscriber or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this paragraph (d), “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Subscriber’s securities for purposes of Rule 506(d) of the Act.

(e)	Confidential Treatment.

(i)	The Subscriber acknowledges that it has and will receive Confidential Information (as defined below) of significant value to the Company in connection with the purchase and ownership of the Common Warrants. The Subscriber shall at all times keep documents or other materials containing Confidential Information in a secure place, shall not use the Confidential Information for any purpose other than the evaluation of its investment in the Company, except as otherwise agreed to in a writing signed by the Company, and shall not disclose any of the Confidential Information in any manner whatsoever, in whole or in part, to any person for any reason or purpose whatsoever except (A) if such Subscriber is required by a court of competent jurisdiction to so disclose after notice has been given to the Company and the Company has had an opportunity to oppose such disclosure or seek a protective order to the extent practicable, (B) to employees and representatives of such Subscriber, if any, who need to know such information in connection with such Subscriber’s investment in the Company (“Necessary Agents”), provided that the Subscriber shall have informed each such Necessary Agent of the confidential nature of such information and obtained their agreement (the “Necessary Agent Confidentiality Agreement”) to hold all Confidential Information in strict confidence and not to use it for any purpose other than as permitted hereunder and shall ensure the performance by each Necessary Agent of such Necessary Agent Confidentiality Agreement.

(ii)	“Confidential Information” means any and all information provided to the Subscriber by or on behalf of the Company in connection with the purchase and ownership of the Securities or otherwise, except for information that the Subscriber can establish (A) is generally known to the public other than as a result of the breach by the Subscriber or any Affiliate of the Subscriber of an obligation of confidentiality to the Company, (B) was known by the Subscriber (as evidenced by written records) prior to its receipt by the Subscriber from the Company or (C) was disclosed to the Subscriber by a third party under no obligation of confidence.

(f)	Anti-Terrorism and Money Laundering Activities.

(i)	The Subscriber acknowledges that the Company is required by U.S. Federal law to obtain, verify and record information that identifies each person or entity who subscribes to purchase the Common Warrants. The Subscriber acknowledges and agrees that it will furnish to the Company upon request a copy of the Subscriber’s identifying documents that will assist the Company to properly identify the Subscriber as required by U.S. Federal law. Such documents may include, without limitation, in the case of an individual, the Subscriber’s driver’s license, passport or other appropriate identifying documents or, in the case of a corporation, partnership or other entity, a copy of such entity’s organizational documents and evidence of the authority of the person executing this Agreement on behalf of such entity that such person has full authority to execute and deliver this Agreement on behalf of such entity and otherwise to act on behalf of such entity in connection with such entity’s subscription for the Securities.

(ii)	The Subscriber is not an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC, such Persons, “Specially Designated Nationals and Blocked Persons”) or otherwise. Neither the Subscriber nor any Person who owns an interest in the Subscriber is a Person with whom a U.S. Person, including a United States financial institution as defined in 31 U.S.C. 5312, as periodically amended, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

(g)	The Subscriber is aware that Newbridge Securities Corporation (the “Placement Agent”) is acting as Placement Agent for the Offering and will receive compensation from the Company in connection with the Offering.

SECTION 4

The Company represents and warrants to the Subscriber as follows:

4.1	Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. To its knowledge, the Company is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Securities and Exchange Commission or the securities agency or commission of any state or local jurisdiction that has not been disclosed.

4.2	Authorization. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Common Warrants being sold hereunder have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

4.3	Valid Issuance of Common Warrants. The Common Warrants, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws.

4.4	Selling Efforts in Regard to this Transaction. The Offering is not part of a plan or scheme to evade the registration provisions of the Securities Act. Neither the Company nor any person or entity acting on behalf of the Company has offered or sold any of the Common Warrants to be issued pursuant to this Agreement by any form of general solicitation or general advertising. The Company has offered the securities for sale only to each Subscriber in this Offering and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.5	No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Common Warrants and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the company operating agreement of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

4.6	Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Common Warrants.

4.7	Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

If, in any respect, those representations and warranties shall not be true and accurate at the time of closing of the Offering, the Company shall immediately give written notice to the Placement Agent specifying which representations and warranties are not true and accurate and the reason therefor.

SECTION 5

5.1	Definitions. As used in this Section 5, the following terms have the respective meanings set forth in this Section 5.1:

(a)	“Commission” means the U.S. Securities and Exchange Commission and any successor thereto.

(b)	“Effective Date” means as to the Registration Statement, the date on which the Registration Statement is first declared effective by the Commission; provided that the Company shall use its reasonable best efforts to cause the Effective Date of the Registration Statement to occur as soon as possible following the date on which the Registration Statement is initially filed with the Commission.

(c)	“Effectiveness Period” means, as to the Registration Statement, the period commencing on the Effective Date of the Registration Statement and ending on the earliest to occur of (a) the second anniversary of such Effective Date, (b) such time as all of the Registrable Securities covered by the Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein, or (c) such time as all of the Registrable Securities covered by the Registration Statement may be sold by the Holders without volume restrictions pursuant to Rule 144, in each case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders.

(d)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e)	“Filing Date” means (a) with respect to the Registration Statement, the 30th day following the six-month anniversary of the closing date the Company’s initial public offering of Common Stock pursuant to the prospectus included in the Company’s registration statement on Form S-1 (Registration No. 333-279382); provided that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Trading Day.

(f)	“Holder” or “Holders” means the registered holder or holders, as the case may be, from time to time of Registrable Securities.

(g)	“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(h)	“Registrable Securities” means: (i) any Warrant Shares, and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Warrant Shares, or any exercise price adjustment with respect to the Common Warrants; provided, however, following such time as any of the securities described in clauses (i) or (ii) above (A) have been sold by a Holder pursuant to a Registration Statement or Rule 144 or (B) may be sold by a Holder without volume restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders, then such securities shall cease to be considered “Registrable Securities” for purposes of this Section 5.

(i)	“Registration Statement” means the registration statement required to be filed in accordance with Section 5.2, including (in each case) the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

(j)	“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(k)	“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(l)	“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(m)	“Trading Day” means a day on which the principal Trading Market is open for trading.

(n)	“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the OTC Markets (or any successors to any of the foregoing).

(o)	“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Common Warrants issued to the Subscriber pursuant to this Subscription Agreement.

5.2 Registration.

(a)	On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective registration statement under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose). Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur without such Holder’s written consent) the “Plan of Distribution” attached hereto as Annex B. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible and shall use its reasonable best efforts to keep the Registration Statement continuously effective during the entire Effectiveness Period. By 9:30 a.m. (New York City time) on the Trading Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to the Registration Statement (whether or not such filing is technically required under such Rule).

(b)	Each Holder agrees to furnish to the Company a completed selling stockholder questionnaire in customary form (a “Selling Holder Questionnaire”) as requested by the Company. Notwithstanding anything to the contrary contained herein, the Company shall not be required to include the Registrable Securities of a Holder in the Registration Statement who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date.

5.3	Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)	(i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders, upon written request, true and complete copies of all correspondence from and to the Commission relating to the Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement.

(b)	Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(c)	Prior to any public offering of Registrable Securities, register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder may request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement(s).

(d)	Use its reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to be listed or quoted on any securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded.

5.4	Allowable Delay. Notwithstanding anything to the contrary contained herein, as to the Registration Statement required to be filed pursuant to Section 5.2, for not more than an aggregate of 30 Trading Days (which need not be consecutive) during the Effectiveness Period of the Registration Statement, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in the Registration Statement containing such material non-public information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Holders in writing of the existence of (but in no event, without the prior written consent of a Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding) such material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

5.5	Registration Expenses. All fees and expenses incident to the performance of or compliance with this Section 5 by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement other than transfer taxes payable on the sale of such shares and fees and commissions of broker, dealers and underwriters. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Section 5 (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

SECTION 6

6.1	Indemnity. (a) The Subscriber agrees to indemnify and hold harmless the Company, the Placement Agent and their respective officers and directors, employees and their affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

(b) The Company agrees to indemnify and hold harmless the Subscriber, the Placement Agent their officers and directors, employees and their affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to any of the foregoing in connection with this transaction.

6.2	Modification. Neither this Agreement nor any provisions hereof shall be waived, amended, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, amendment, modification, discharge or termination is sought.

6.3	Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be in writing and shall be deemed given when (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally, to the other party hereto at their address set forth in this Agreement or such other address as a party hereto may request by notifying the other party hereto.

6.4	Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

6.5	Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

6.6	Entire Agreement. The Exhibit and Addendums attached hereto are hereby incorporated herein by reference. This Agreement together with the Annex, Exhibit, and Addendums contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

6.7	Assignability. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

6.8	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

6.9	Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Subscriber.

6.10	Neutral Gender. The use in this Agreement of words in the male, female or neutral gender are for convenience only and shall not affect or control any provisions of this Agreement.

6.11	Captions. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.12	Third Party Beneficiaries. The Placement Agent shall be deemed a third party beneficiary of the representations and warranties of the Subscriber contained in Section 3 hereof and the Company as contained in Section 4 hereof and shall have the right to enforce such provisions directly to the extent it may deem such enforcement necessary or advisable to protect its rights.

[Remainder of page intentionally left blank]

SIGNATURE PAGE

By execution and delivery of this signature page, the Subscriber is (a) agreeing to become a Subscriber for the number of Common Warrants set forth below, (b) acknowledging that the Subscriber has read the representations and warranties in Section 3 of this Subscription Agreement, and (c) hereby representing that the statements contained in Section 3 of this Subscription Agreement are complete and accurate with respect to the Subscriber as a subscriber for the Common Warrants.

A. SUBSCRIPTION:

Number of Common Warrants: ________ X $[   ] = $___________.

B. TITLE:

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE COMMON WARRANTS ARE TO BE HELD:

C. MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan, and Date Opened: _________________

2.	☐	Joint Tenants with Rights of Survivorship	8.	☐	As a Custodian for _________________ UGMA ____________ (State)

3.	☐	Community Property	9.	☐	Married with Separate Property

4.	☐	Tenants in Common	10.	☐	Keogh

5.	☐	Corporation/Partnership	11.	☐	Tenants by the Entirety

6.	☐	IRA	12.	☐	Other

D. ACCREDITED INVESTOR REPRESENTATION:

Subscriber must complete and sign the Accredited Investor Questionnaire attached as Annex A to this Agreement.

IN WITNESS WHEREOF, the Subscriber has executed this Agreement effective as of _________, 2024.

Signature: ______________________________      Signature:_____________________________ ______________________________

Name: _________________________________     Name: _________________________________

Title (if applicable)

Street Address:

City: ________________________________ State: _________________ Zip: __________________

Telephone: __________________________________________________________________________

Email Address: _______________________________________________________________________

Social Security or Federal Tax ID No:

***DO NOT WRITE BELOW DOTTED LINE***

ACCEPTED ON BEHALF OF THE COMPANY:

Heritage Distilling Holding Company, Inc.

By:			No. of Common Warrants:___________
	Name:	Justin Stiefel
	Title:	Chief Executive Officer

Annex A

ACCREDITED INVESTOR QUESTIONNAIRE

A	APPLICABLE TO INDIVIDUALS ONLY. Please review the following categories concerning your possible financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D) and check the box(es) of the categories applicable to you. If the Subscriber is more than one individual, each individual must check the applicable box(es), indicating to which individual it applies. The Subscriber must check at least one box below to be considered an “accredited investor.” If the Subscriber is purchasing jointly with his or her spouse or spousal equivalent, one box may be checked for the couple as a whole. References to “the Company” are references to Heritage Distilling Holding Company, Inc., a Delaware corporation.

☐

Individual with Net Worth In Excess of $1.0 Million. A natural person (not an entity) whose net worth, or joint net worth with his or her spouse or spousal equivalent[1], at the time of purchase exceeds $1,000,000. (Explanation: In calculating your net worth, you must exclude the value of your primary residence. This means you must exclude both the equity in your primary residence and any mortgage or other debt secured by your primary residence up to the fair market value of your primary residence; provided, however, that any indebtedness secured by your primary residence that (i) you have incurred in the 60 day period prior to the date hereof or (ii) is in excess of the fair market value of your primary residence should be considered a liability and deducted from your aggregate net worth. In calculating your net worth, you may include your equity in personal property and real estate (excluding your primary residence), cash, short-term investments, stock and securities. Your inclusion of equity in personal property and real estate (excluding your primary residence) should be based on the fair market value of such property less debt secured by such property. Joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. Securities need not be purchased jointly.)

☐	Individual with a $200,000 Individual Annual Income. A natural person (not an entity) who had an individual income of more than $200,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

☐

Individual with a $300,000 Joint Annual Income. A natural person (not an entity) who had joint income with his or her spouse or spousal equivalent in excess of $300,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

☐	Individual with Professional Certification. A natural person holding in good standing one or more of the following professional certifications or designations or credentials (check all that apply):

☐	Licensed General Securities Representative (Series 7);

☐	Licensed Investment Adviser Representative (Series 65); or

☐	Licensed Private Securities Offerings Representative (Series 82).

[1]	“Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

Annex A
1

☐	Knowledgeable Employee. A natural person who is (i) an executive officer, director, trustee, general partner, advisory board member, or person serving in a similar capacity, of the Company or an affiliated person that manages the investment activities of the Company (an “Affiliated Management Person”) of the Company; or (ii) an employee of the Company or an Affiliated Management Person of the Company (other than an employee performing solely clerical, secretarial or administrative functions with regard to such company or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the Company, provided that such employee has been performing such functions and duties for or on behalf of the Company or the Affiliated Management Person of the Company, or substantially similar functions or duties for or on behalf of another company for at least 12 months.

☐	Executive Officer or Director. A natural person who is an executive officer or director of the Company.

B.	APPLICABLE TO CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES ONLY:

The Subscriber is an accredited investor because the Subscriber falls within at least one of the following categories (Check all appropriate boxes):

☐	Corporations or Partnerships. A corporation, partnership, or similar entity that has at least $5,000,000 of assets and was not formed for the specific purpose of acquiring an equity interest in the Company.

☐	Massachusetts or Similar Business Trust. A Massachusetts or similar business trust that has at least $5,000,000 of assets and was not formed for the specific purpose of acquiring an equity interest in the Company.

☐	Non-Profit Entity. An organization described in section 501(c)(3) of the Internal Revenue Code, as amended, that has at least $5,000,000 of assets and was not formed for the specific purpose of acquiring an equity interest in the Company.

☐

ERISA Employee Benefit Plan. An employee benefit plan within the meaning of Title I of the ERISA Act that either: (i) has a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser and such plan fiduciary makes the investment decisions for the plan; (ii) has total assets in excess of $5,000,000; or (iii) is self-directed solely by persons that are accredited investors and make the investment decisions for the benefit plan.

☐	Government Benefit Plan. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

Annex A
2

☐	Other Institutional Investor (check one).

	☐	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

	☐	A broker-dealer registered under the Securities Exchange Act of 1934, as amended;

	☐	An insurance company, as defined in Section 2(a)(13) of the Securities Act;

	☐	An investment company registered under the Investment Company Act of 1940.

	☐	A “business development company,” as defined in Section 2(a)(48) of the Investment Company Act of 1940;

	☐	A small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

	☐	A “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	Sophisticated Trust. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has the knowledge and experience in financial and business matters to enable the person to evaluate the merits and risks of the prospective investment.

☐

Entity Owned Entirely By Accredited Investors. A corporation, partnership, private investment company or similar entity each of whose equity owners is a natural person who is an accredited investor. (If this category is checked, please also check the additional category or categories under which each natural person qualifies as an accredited investor.)

☐

Family Office or Family Client. A “family office” or “family client” each as defined in Rule 202(a)(11)(G)-1 of the Investment Advisers Act of 1940 (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment and, in the case of a family client, such family client is a client of a family office meeting the above requirements and the investment in The Company is directed by such family office.

☐	Other Entity. Any entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, that has total assets in excess of $5,000,000.

Subscriber(s):

Signature of Subscriber	Signature of Co- Subscriber (if any)

Print Name of Subscriber	Print Name of Co- Subscriber

Annex A
3